UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013 (June 6, 2013)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-7246	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000 Denver, CO		80203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-860-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2013, PDC Energy, Inc. (“PDC” or the “Company”) promoted Barton Brookman to Executive Vice President and Chief Operating Officer of the Company. Mr. Brookman’s previous title was Senior Vice President—Exploration and Production. Prior to joining PDC in July 2005, Mr. Brookman worked for Patina Oil and Gas and its predecessor Snyder Oil from 1988 until 2005 in a series of operational and technical positions of increasing responsibility, ending his service at Patina as Vice President of Operations. Mr. Brookman holds a B.S. in Petroleum Engineering from the Colorado School of Mines and a M.S. in Finance from the University of Colorado.

Additionally, as discussed in Item 5.07 below, the Company’s stockholders approved the Company’s Amended and Restated 2010 Long-Term Equity Compensation Plan (the “Plan”) at the Company’s 2013 annual stockholders’ meeting, and the Plan as amended became effective with such approval. The terms of the Plan are described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 24, 2013; that description is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 6, 2013. Holders of an aggregate of 30,332,652 shares of the Company’s common stock at the close of business on April 17, 2013 were entitled to vote at the meeting, of which 28,269,486, or approximately 93.2%, of the eligible voting shares were represented in person or by proxy at the annual meeting.

The certified results of the matters voted upon at the annual meeting, which are more fully described in the Company’s proxy statement, are as follows:

PROPOSAL # 1 – Election of Class III Directors
Larry F. Mazza	For: 25,763,029 Withheld: 1,229,313 Non Votes: 1,277,144
James M. Trimble	For: 25,821,362 Withheld: 1,170,980 Non Votes: 1,277,144
PROPOSAL # 2 – To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013
PricewaterhouseCoopers LLP	For: 28,157,218 Against: 58,818 Abstain: 53,450 Non Votes: 0
PROPOSAL # 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
For: 26,549,996 Against: 370,364 Abstain: 71,982 Non Votes: 1,277,144
PROPOSAL # 4 – To approve an Amended and Restated 2010 Long-Term Equity Compensation Plan for the Company
For: 26,156,400 Against: 766,767 Abstain: 69,175 Non Votes:1,277,144

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2013

PDC ENERGY, INC.

By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and
Secretary